Acquisitions	12 Months Ended
Jul. 01, 2017
Business Combinations [Abstract]
Acquisitions
ACQUISITIONS
Kate Spade & Company Acquisition
On July 11, 2017, the Company completed its acquisition of Kate Spade & Company for $18.50 per share in cash for a total of $2.4 billion. As a result, Kate Spade has become a wholly owned subsidiary. Due to the limited time since the date of the acquisition, it is impracticable for the Company to make certain business combination disclosures at this time as the Company is still gathering information necessary to provide those disclosures. The Company plans to provide this information in its quarterly report on Form 10-Q for the quarter ending September 30, 2017. In conjunction with this acquisition, the Company incurred $16.9 million in pre-tax expenses in fiscal 2017. See Note 20, "Subsequent Events" herein for further discussion on the Kate Spade acquisition.
Fiscal 2016 Acquisition
On May 1, 2016, the Company acquired all of the outstanding equity interests of Franco Niro Holdings Inc./Les Placements Franco Niro Inc., the Stuart Weitzman Canadian retail distributor ("Stuart Weitzman Canada"), consisting of 14 retail stores and one e-commerce website. The results of the Stuart Weitzman Canada operations have been included in the consolidated financial statements since the date of acquisition within the Stuart Weitzman segment. The aggregate cash paid in connection with the acquisition of Stuart Weitzman Canada was $25.6 million, net of a 10% purchase price hold-back amount to be paid 18 months following the closing date if all conditions are satisfied.
The following table summarizes the fair value of the assets acquired and liabilities assumed as of the acquisition date:

Assets Acquired and Liabilities Assumed	Fair Value
(millions)
Inventories and other current assets(1)	$5.3
Property and equipment, net	3.2
Goodwill(2)	24.6
Total assets acquired	33.1
Accounts Payable and accrued liabilities	4.8
Other liabilities(3)	2.7
Total liabilities assumed	7.5
Total cash paid	$25.6

(1) The balance primarily consists of inventories of $5.0 million, including a step-up adjustment of approximately $0.9 million, which was amortized over 6 months.
(2) The entire balance of acquired goodwill is not tax deductible.
(3) Included within Other liabilities is a $2.6 million liability attributable to the 10% purchase price hold-back amount.
There were no material pre-tax acquisition costs directly associated with the acquisition of Stuart Weitzman Canada.